UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              --------------------

                              PANAMSAT CORPORATION
                              --------------------
               (Exact name of registrant as specified in charter)





          Delaware                                   06-1407851
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)


One Pickwick Plaza
Greenwich, Connecticut                      06830
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(Address of principal executive offices)    (Zip Code)

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If this form relates to the registration     If this form relates to the
of a class of debt securities and is         registration of a class of debt
effective upon filing pursuant to            securities and is to become
General Instruction A(c)(1) please check     effective simultaneously with the
the following box.                  / /      effectiveness of a concurrent
                                             registration statement under the
                                             Securities Act of 1933 pursuant to
                                             General Instruction A(c)(2) please
                                             check the following box.       / /

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        Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------
       NONE                                                    NONE
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        Securities to be registered pursuant to Section 12(g) of the Act:

                        Preferred Stock, $0.01 par value
                                 Title of Class

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         The information required by this item is incorporated by reference to Amendment No. 5 to Registration Statement of the Registrant (Registration No.33-84836), filed with the Securities and Exchange Commission on April 13, 1995.

Item 2.  Exhibits.

             3.1 Amended and Restated Certificate of Incorporation of the Registrant.*

             4.1 Form of Certificate of Designation of the 12-3/4% Mandatorily Exchangeable Senior Redeemable Preferred Stock.**





                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunder duly authorized.


                                                           PANAMSAT CORPORATION

Date:  March 24, 1997                               By: /s/ Frederick A. Landman
                                                        ------------------------
                                                    Name:   Frederick A. Landman
                                                    Title:  President and Chief
                                                            Executive Officer








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 *   Filed with the Securities and Exchange Commission as an Exhibit to the
     Registrant's Form 10-Q dated May 3, 1996 and incorporated herein by reference.

** Filed with the Securities and Exchange Commission as an Exhibit to Amendment No. 5 to Registration Statement No. 33-84836 on April 13, 1995 and incorporated herein by reference.